UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	08/31

Date of reporting period:	02/29/2008

The following N-CSR relates only to Dreyfus Tax Managed Balanced Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
26	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Tax Managed
Balanced Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus Tax Managed Balanced Fund, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the taxable bond market’s sub-prime mortgage sector spread to other areas of the financial markets. These developments dampened investor sentiment and produced heightened volatility in the stock and municipal bond markets. Financial stocks and municipal bonds carrying third-party insurance were hit particularly hard due to sub-prime related turmoil, as were sectors of both markets that historically have been considered sensitive to economic downturns.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your financial adviser today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

I wish you all continued success and I thank you all for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through February 29, 2008, as provided by Joseph P. Darcy, Senior Portfolio Manager, Fixed Income Portion, and Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser, Equity Portion

Fund and Market Performance Overview

For the six-month period ended February 29,2008,Dreyfus Tax Managed Balanced Fund produced a –5.42% total return.1 The fund’s benchmark, a blended index composed of 55% Lehman Brothers Municipal Bond Index (the “Lehman Index”) and 45% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a –4.29% total return for the same period.2 Individually, the Lehman Index produced a –0.60% return and the S&P 500 Index produced a –8.79% return.

Stocks and municipal bonds posted negative absolute returns, on average, as an intensifying credit crisis and economic slowdown eroded investor sentiment in most asset classes.The fund produced lower returns than its blended benchmark, primarily due to weakness among municipal bonds with longer-term maturities as well as poor performance from financial stocks hurt by sub-prime related losses.

The Fund’s Investment Approach

The fund seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.To pursue its goal, the fund normally invests the majority of its assets in municipal bonds that provide income exempt from federal income tax. The fund’s target investment allocation in municipal bonds is 55% of its assets. From time to time, we may re-balance the fund’s portfolio, and will do so quarterly if necessary to maintain its municipal bond holdings above 50% of assets.The fund employs a tax-managed strategy to invest the balance of its assets primarily in equity securities, focusing on “blue-chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

The fund only invests in municipal bonds rated investment grade by independent rating agencies or the unrated equivalent as determined by Dreyfus at the time of purchase.3 The fund seeks to maintain a minimum average credit quality of AA/Aa with respect to its portfolio of municipal bonds.We may buy and sell bonds based on credit quality, market outlook

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and yield potential.When selecting municipal bonds for investment, we may assess the current interest rate environment and the municipal bond’s credit profile and potential volatility in different rate environments.

The fund invests the balance of its assets primarily in equity securities, such as common stocks, preferred stocks, warrants and convertible securities. In choosing equities, we first identify economic sectors that we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have dominant positions in their industries and have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. We also are alert to companies that we consider undervalued.We attempt to enhance after-tax returns by minimizing the fund’s annual taxable distributions.To do so, we generally seek to maintain a low annual portfolio turnover rate.

Stocks and Municipal Bonds Suffered in the Credit Crunch

The reporting period began amid a credit crisis originating in the sub-prime mortgage market, which sent shockwaves throughout the financial markets as investors reassessed their tolerance for risk. The sub-prime meltdown produced massive losses among bond insurers, causing municipal bonds carrying insurance to lose value. Even those with solid underlying credit profiles were adversely affected. The Federal Reserve Board responded with aggressive reductions in short-term interest rates to improve market liquidity and stimulate economic growth. Although municipal bonds with shorter-term maturities rallied to a degree, bonds with longer maturities continued to decline.

Stocks also fell sharply during the reporting period, as the U.S. economy slowed and investors exhibited a “flight-to-quality.”While equity investors generally shifted their focus from smaller, more speculative companies to market leaders with healthy balance sheets, larger-cap companies were nonetheless affected by an overall market pessimism questioning the ability to grow earnings under a variety of challenging economic conditions.

Defensive Investment Postures Helped Cushion Losses

Through rigorous credit research, we emphasized premium-priced municipal bonds with sound credit and liquidity profiles.This strategy helped protect the fund from the brunt of weakness among lower-rated and less liquid bonds. However, we focused primarily on longer-term bonds, which proved more volatile than securities in other segments of the maturity spectrum.

In the fund’s stock portion, relative performance was supported by overweight exposure to consumer staples stocks with stable and consistent earnings growth, little debt and exposure to international markets. In the fund’s energy sector, integrated oil producers and energy services companies benefited from rising commodity prices and robust global demand. Disappointments stemmed primarily from poor performance among large banks and brokers and underweight exposure to the utilities sector, which fared relatively well.

Finding Opportunities in Challenging Markets

As of the reporting period’s end, the financial markets have remained unsettled, and economic conditions have continued to deteriorate. Therefore, we intend to maintain a defensive posture, focusing on municipal bonds with strong credit and liquidity profiles and stocks of large, multinational growth companies that historically have held up well during market downturns.

March 17, 2008

Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution rates. There can be no guarantee that the fund will generate any specific level of distribution annually.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income from municipal bonds may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Any capital gains and any dividends received from the fund’s equity investments are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect until August 31, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Balanced Fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 5.56
Ending value (after expenses)	$945.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 5.77
Ending value (after expenses)	$1,019.14

† Expenses are equal to the fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

Common Stocks—41.8%	Shares	Value ($)

Consumer Discretionary—3.8%
McDonald’s	380	20,562
McGraw-Hill	770	31,516
News, Cl. A	1,350	24,853
Target	380	19,992
Wal-Mart Stores	380	18,844
		115,767
Consumer Staples—11.7%
Altria Group	1,140	83,380
Coca-Cola	1,060	61,968
Nestle, ADR	480	57,533
PepsiCo	670	46,605
Procter & Gamble	870	57,577
SYSCO	480	13,469
Walgreen	870	31,764
Whole Foods Market	280	9,842
		362,138
Energy—9.2%
Chevron	500	43,330
ConocoPhillips	670	55,416
Exxon Mobil	1,050	91,360
Halliburton	480	18,384
Occidental Petroleum	280	21,664
Total, ADR	480	36,187
Transocean	132 [a]	18,547
		284,888
Financial—6.4%
American Express	380	16,074
Ameriprise Financial	280	14,179
Bank of America	770	30,600
Citigroup	950	22,524
HSBC Holdings, ADR	480	36,120
JPMorgan Chase & Co.	670	27,236
Merrill Lynch & Co.	480	23,789

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)			Shares	Value ($)

Financial (continued)
Prudential Financial			190	13,864
SunTrust Banks			240	13,951
				198,337
Health Care—2.3%
Abbott Laboratories			480	25,704
Johnson & Johnson			580	35,937
Medtronic			200	9,872
				71,513
Industrial—4.0%
Caterpillar			380	27,485
Emerson Electric			570	29,047
General Electric			1,230	40,762
United Technologies			380	26,794
				124,088
Information Technology—3.7%
Automatic Data Processing			480	19,176
Cisco Systems			480 [a]	11,698
Intel			2,120	42,294
Microsoft			670	18,237
QUALCOMM			190	8,050
Texas Instruments			480	14,381
				113,836
Materials—.7%
Praxair			280	22,478
Total Common Stocks
(cost $1,204,373)				1,293,045

Long-Term Municipal	Coupon	Maturity	Principal
Investments—56.9%	Rate (%)	Date	Amount ($)	Value ($)

California—6.0%
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/45	100,000	87,837

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Sweetwater Union High School
District Public Financing
Authority, Special Tax Revenue
(Insured; FSA)	5.00	9/1/27	100,000	96,852
Georgia—3.0%
Atlanta,
Water and Wastewater
Revenue (Insured; FSA)	5.00	11/1/43	100,000	93,543
Hawaii—3.1%
Kauai County,
GO (Insured; FGIC)	5.00	8/1/29	100,000	95,565
Kansas—6.6%
Butler County Unified School
District Number 490, GO
Improvement (Insured; FSA)	5.00	9/1/15	100,000 [b]	108,193
Kansas Development Finance
Authority, Revenue
(Kansas Department of
Administration-Comprehensive
Transportation Program)
(Insured; FGIC)	5.00	11/1/25	100,000	96,913
Kentucky—3.2%
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized; GNMA)	5.25	11/20/25	100,000	100,154
Michigan—2.9%
Michigan Hospital Finance
Authority, HR (Sparrow
Obligated Group) (Insured; MBIA)	5.00	11/15/36	100,000	90,942
Minnesota—3.0%
Chaska,
Electric Revenue	5.00	10/1/30	100,000	91,164
Nebraska—3.1%
Lincoln,
Electric System Revenue	5.00	9/1/29	100,000	96,053

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nevada—3.0%
Clark County,
Airport System Revenue
(Insured; AMBAC)	5.00	7/1/40	100,000	93,043
New Jersey—3.0%
New Jersey Health Care Facilities
Financing Authority, Revenue
(Hunterdon Medical Center Issue)	5.13	7/1/35	100,000	93,517
New York—6.0%
New York State Dormitory
Authority, Mental Health
Services Facilities Improvement
Revenue (Insured; AMBAC)	5.00	2/15/30	100,000	95,383
Westchester Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/45	100,000	88,428
North Carolina—3.4%
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue	5.00	1/15/15	100,000 [b]	106,414
South Carolina—3.1%
South Carolina Transportation
Infrastructure Bank, Revenue
(Insured; AMBAC)	5.00	10/1/33	100,000	94,881
Texas—6.1%
North Harris County Regional Water
Authority, Senior Lien Revenue
(Insured; MBIA)	5.00	12/15/32	100,000	92,632
Trinity River Authority,
Regional Wastewater System
Revenue (Insured; MBIA)	5.00	8/1/29	100,000	96,057

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—1.4%
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	250,000	43,165
Total Long-Term Municipal Investments
(cost $1,901,323)				1,760,736

Total Investments (cost $3,105,696)			98.7%	3,053,781
Cash and Receivables (Net)			1.3%	40,644
Net Assets			100.0%	3,094,425

ADR—American Depository Receipts
[a] Non-income producing security.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Long-Term Municipal Investments	56.9	Consumer Discretionary	3.8
Consumer Staples	11.7	Information Technology	3.7
Energy	9.2	Health Care	2.3
Financial	6.4	Materials	.7
Industrial	4.0		98.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) ††

AAA		Aaa		AAA	68.0
AA		Aa		AA	11.5
A		A		A	15.5
BBB		Baa		BBB	5.0
					100.0

†† Based on total investments.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	3,105,696	3,053,781
Cash		52,312
Dividends and interest receivable		27,900
Prepaid expenses		4,957
Due from The Dreyfus Corporation and affiliates—Note 3(b)		750
		3,139,700

Liabilities ($):
Payable for shares of Beneficial Interest redeemed		8,000
Accrued expenses		37,275
		45,275

Net Assets ($)		3,094,425

Composition of Net Assets ($):
Paid-in capital		3,122,197
Accumulated undistributed investment income—net		9,579
Accumulated net realized gain (loss) on investments		14,564
Accumulated net unrealized appreciation
(depreciation) on investments		(51,915)

Net Assets ($)		3,094,425

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		256,271
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		12.07

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2008 (Unaudited)

Investment Income ($):
Income:
Interest income	45,855
Cash dividends (net of $114 foreign taxes withheld at source)	16,881
Income from securities lending	91
Total Income	62,827
Expenses:
Management fee—Note 3(a)	11,257
Auditing fees	37,872
Registration fees	9,911
Legal fees	5,436
Service plan fees—Note 3(b)	4,329
Prospectus and shareholders’ reports	3,744
Custodian fees—Note 3(b)	1,086
Shareholder servicing costs—Note 3(b)	904
Trustees’ fees and expenses—Note 3(c)	615
Miscellaneous	5,556
Total Expenses	80,710
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(60,335)
Less—reduction in fees due to earnings credits—Note 1(b)	(439)
Net Expenses	19,936
Investment Income—Net	42,891

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	23,054
Net unrealized appreciation (depreciation) on investments	(239,077)
Net Realized and Unrealized Gain (Loss) on Investments	(216,023)
Net (Decrease) in Net Assets Resulting from Operations	(173,132)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	42,891	101,502
Net realized gain (loss) on investments	23,054	85,943
Net unrealized appreciation
(depreciation) on investments	(239,077)	64,150
Net Increase (Decrease) in Net Assets
Resulting from Operations	(173,132)	251,595

Dividends to Shareholders from ($):
Investment income—net	(57,885)	(104,455)
Net realized gain on investments	(80,181)	—
Total Dividends	(138,066)	(104,455)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	190,700	680,338
Dividends reinvested	98,183	53,036
Cost of shares redeemed	(497,079)	(1,866,886)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(208,196)	(1,133,512)
Total Increase (Decrease) in Net Assets	(519,394)	(986,372)

Net Assets ($):
Beginning of Period	3,613,819	4,600,191
End of Period	3,094,425	3,613,819
Undistributed investment income—net	9,579	24,573

Capital Share Transactions (Shares):
Shares sold	14,373	50,889
Shares issued for dividends reinvested	7,515	4,006
Shares redeemed	(37,653)	(139,540)
Net Increase (Decrease) in Shares Outstanding	(15,765)	(84,645)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2008	Year Ended August 31,

	(Unaudited)	2007	2006 [a]

Per Share Data ($):
Net asset value, beginning of period	13.28	12.90	12.50
Investment Operations:
Investment income—net [b]	.16	.31	.28
Net realized and unrealized
gain (loss) on investments	(.84)	.38	.31
Total from Investment Operations	(.68)	.69	.59
Distributions:
Dividends from investment income—net	(.22)	(.31)	(.19)
Dividends from net realized gain on investments	(.31)	—	—
Total Distributions	(.53)	(.31)	(.19)
Net asset value, end of period	12.07	13.28	12.90

Total Return (%)	(5.42)[c]	5.43	4.73[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.66[d]	3.87	3.37[c]
Ratio of net expenses to average net assets	1.15[d]	1.15	1.06[c]
Ratio of net investment income
to average net assets	2.48[d]	2.31	2.19[c]
Portfolio Turnover Rate	—	7.17	13.80[c]

Net Assets, end of period ($ x 1,000)	3,094	3,614	4,600

[a]	From September 30, 2005 (commencement of operations) to August 31, 2006.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”),which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.On July 1,2007,Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Fayez Sarofim

& Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser with respect to the equity portion of the fund’s portfolio.

As of February 29, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 96,546 of the outstanding fund’s shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Investments in municipal bond securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. For investments in equity securities, dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. For investments in municipal bond securities, interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), a subsidiary of BNY Mellon and a Dreyfus affiliate, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S Government and Agency securities or Letters of Credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 29, 2008, Mellon Bank earned $39 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. For investments in equity securities, dividends from investment income-net are normally declared and paid annually. For investments in municipal bond securities, it is the policy of the fund to declare and pay dividends from investment income-net, monthly. Dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income with respect to equity securities and to distribute tax exempt dividends with respect to municipal securities and to make distributions of net realized capital gains sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2007 was as follows: ordinary income $29,948 and tax exempt income $74,507.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 29, 2008, the fund did not borrow under either line of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement between Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2008, so the expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, do not exceed an annual rate of 1.15% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $60,335 during the period ended February 29, 2008.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .251% of the value of the fund’s average daily net assets representing the equity portion of the fund’s portfolio and is payable monthly.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund’s shares, servicing shareholder accounts and for advertising and marketing relating to the fund at an annual aggregate rate of up to .25% of the value of the fund’s aggregate daily net assets. The Distributor may pay one or more Service Agents a fee in respect of these services and determines the amount, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. During the period ended February 29, 2008, the fund was charged $4,329 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2008, the fund was charged $798 pursuant to the transfer agency agreement.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $54 pursuant to the cash management agreement.

The fund compensates Mellon Bank under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $54 pursuant to the cash management agreement.

The fund compensates Mellon Bank, under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2008, the fund was charged $1,086 pursuant to the custody agreement.

During the period ended February 29, 2008, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of an expense reimbursement of $7,102, which is offset by management fees $1,658, custodian fees $7, chief compliance officer fees $4,419 and transfer agency per account fees $268.

(c) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

(d) Prior to December 1, 2007, a 1% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. Effective December 1, 2007, the fund discontinued the redemption fee on shares.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2008, amounted to $0 and $163,908, respectively.

At February 29, 2008, accumulated net unrealized depreciation on investments was $51,915, consisting of $203,258 gross unrealized appreciation and $255,173 gross unrealized depreciation.

At February 29, 2008, the cost of investment for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 12 and 13, 2008, the Board considered the re-approval of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory services (with respect to municipal bonds) and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the equity portion of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board members also reviewed the number of shareholder accounts in the fund and the fund’s asset size and discussed, with representatives of the Manager, the fund’s relatively small asset size and steps the Manager may take in connection therewith.

The Board members also considered the Manager’s and Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail funds that invest only in stocks and municipal bonds (the “Performance Group”) and to a larger universe of funds, consisting of all mixed-asset target allocation moderate and conservative funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one- and two-year periods ended December 31, 2007.The Board members also noted the fund’s yield performance for the two one-year periods ended December 31st (2006 and 2007) was equal to the Performance Group medians for the one-year periods ended December 31, 2006 and December 31, 2007 and below and above the Performance Universe medians for the one-year periods ended December 31, 2006 and December 31, 2007, respectively.The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategies employed in the management of the fund’s assets.The Board members noted the Manager’s reputation and experience with respect to municipal bond investing and also noted Sarofim & Co.’s reputation and experience based on a long-term “buy-and-hold” investment approach to investing in what generally are predominantly dividend-paying, income-producing equity securities.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for the two calendar years since the fund’s inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s contractual management fee was equal to the fund’s Expense Group median.They also noted that the fund did not pay any management fee for the one-year period ended December 31, 2007, as the Manager had contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2008, so that annual fund operating expenses (including taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% .The Board members noted that the fund’s expense ratio was higher than the Expense Group median and below the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by a mutual fund with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), noting that, unlike the fund, the other fund invests in stocks and taxable bonds and no Similar Fund invests in stocks and municipal bonds. Representatives of the Manager provided the Board members with fee information for other accounts managed by Sarofim & Co. with similar policies and strategies as the equity portion of the fund to be managed by Sarofim & Co. (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co’s perspective, in providing services to certain of the Similar Accounts as compared to managing and providing services to the fund.They also noted that no Similar Account pursues a strategy of investing in stocks and municipal bonds. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the ser-

vices provided.The Board members considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board also noted the fee waiver arrangement and its effect on the Manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.
  The Board was somewhat concerned with the fund’s total return performance and determined to continue to monitor the fund’s performance closely.
  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity,

2

business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 22, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	April 22, 2008

4

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

5